The Children’s Hospital of Philadelphia Joseph Stokes, Jr., Research Institute Department of Sponsored Projects 3615 Civic Center Blvd. ARC 142 Philadelphia, PA 19104-4318 Phone 267.426.0122

CHOP Reference No. 22852-02-01

MODIFICATION OF AGREEMENT

Modification of the Subcontract Agreement with the Targeted Genetics Corporation under the National Institute of Health Contract Award # HHSN2662005000008C, for support of a project entitled “HIV Vaccine Design and Development Teams”, with Dr. Philip Johnson serving as the Principal Investigator for CHOP and Drs. Barrie Carter and Pervin Anklesaria serving as the Project Directors for the Subawardee.

Modification # 1

This modification changed the following paragraphs as detailed below:

Article 2 Period of Performance.	Add new period of performance: 8/31/06 to 8/30/07

Article 4.1 Estimated Costs
Authorize additional costs for new year. Total costs for the new performance period are amended from $3,087,023 to add $5,707,854 for Year-2 shall not exceed $8,794,877 as detailed in new Attachment A.

All other terms and conditions remain unchanged.

CHOP Organizational Official		Targeted Genetics Corporation Organizational Official

Name:	Sara Dubberly	Name:	Barrie Carter
Title:	Director, Dept. of Sponsored Projects	Title:	Senior Executive Vice President and Chief Scientific Officer
Institution:	The Children's Hospital of Philadelphia	Institution:	Targeted Genetics Corporation
The Joseph Stokes Jr. Research Institute
Address:	3615 Civic Center Boulevard	Address:	1100 Olive Way, Suite 100
City, State:	Philadelphia, PA	City, State:	Seattle, WA
Zip:	19104-4318	Zip:	98101

Signature:	/s/ Sara Dubberly	Signature:	/s/ Barrie Carter

Date:	October 27, 2006	Date:	October 19, 2006

The Children’s Hospital of Philadelphia

The Children’s Hospital of Philadelphia Joseph Stokes, Jr., Research Institute Department of Sponsored Projects 3615 Civic Center Blvd. ARC 142 Philadelphia, PA 19104-4318 Phone 267.426.0122

ATTACHMENT A

Budget

Total Costs	$8,794,877

The Children’s Hospital of Philadelphia